EXHIBIT O


                             1990 STOCK OPTION PLAN
                         INCENTIVE STOCK OPTION CONTRACT



           THIS INCENTIVE STOCK OPTION CONTRACT entered into as of July 1, 1996 between JACLYN, INC., a Delaware corporation (the "Company"), and Robert Chestnov (the "Optionee").

                              W I T N E S S E T H:


           1. The Company, in accordance with the allotment made by the Stock Option Committee of the Company's Board of Directors (the "Committee") and subject to the terms and conditions of the 1990 Stock Option Plan of the Company (the "Plan"), grants to the Optionee an option to purchase an aggregate of 25,000 shares of the Common Stock, $1.00 par value per share, of the Company ("Common Stock") at an exercise price of $4.0625 per share, being at least equal to the fair market value of such shares of Common Stock on the date hereof. This option is intended to constitute an incentive stock option within the meaning of
Section 422 of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code"),
although  the  Company   makes  no   representation   or  warranty  as  to  such
qualification.

           2. The term of this option shall be 10 years from the date hereof, subject to earlier termination as provided in the Plan. This option may be exercised commencing on the date hereof as to 24,615 shares of Common Stock subject hereto and as to an additional 385 shares of Common Stock on January 1, 1997. The right to purchase shares of Common Stock subject hereto shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased any time and from time to time thereafter, but not after the termination hereof. This option may be exercised by giving written notice to the Company at its principal office, presently 635 59th Street, West New York, New Jersey 07093, stating that the Optionee is exercising his incentive stock option, specifying the number of shares purchased (provided that not less than one hundred (100) shares may be purchased unless the number purchased is the total number of shares purchasable hereunder) and accompanied by payment of the aggregate purchase price therefor in accordance with Section 3 below. Notwithstanding any of the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

           3. The purchase price of shares purchased hereunder may be paid in cash (or by check) and/or, in the sole discretion of the Committee, (a) in the form of shares of Common Stock already owned by the Optionee valued, for the purpose of payment of the purchase price, at the fair market value of such previously owned shares of Common Stock determined in accordance with Section 5(d) of the Plan; and/or (b) one-tenth (1/10) of the purchase price in cash (or by check) and the balance by the issuance of a recourse promissory note, in form satisfactory to the Committee, and, in accordance with and subject to the terms and provisions of Section 7 of the Plan.

           4. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

           5. In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amounts incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

           6. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

           7. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

           8. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate
(a) (i) to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) to implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock, or (iii) to permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of this option or (b) if applicable, with regard to any other restriction, on the assignment, pledge, hypothecation or transfer of shares acquired upon the exercise of this option.

           9. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any parent or any of its subsidiaries, or interfere in any way with any right of the Company, any parent or its subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, any parent or any of its subsidiaries.

           10. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. In the event (a) the employment of the Optionee terminates, (b) of the disability of the Optionee, or (c) of the death of the Optionee, his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

           11. The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise of this option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as may be otherwise provided for by pursuant to the Plan.

           12. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

           13. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled to the Optionee's rights hereunder.

           14. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

           15. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision.

           16. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan. Without limiting the foregoing, the Committee, in its sole discretion, may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder and to this option as it shall deem appropriate, all in accordance with the provisions of the Plan.


           IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.


                                                  JACLYN, INC.


                                                  By:   /s/ Allan Ginsburg
                                                     ------------------------
                                                       Title:  Chairman

                                                       /s/ Robert Chestnov
                                                     ------------------------
                                                       Robert Chestnov, Optionee

                                                           602 Orchard Lane
                                                     ------------------------
                                                               Address

                                                       Franklin Lakes, NJ 07417
                                                     ------------------------

                             1990 STOCK OPTION PLAN
                    10% OWNER INCENTIVE STOCK OPTION CONTRACT



           THIS INCENTIVE STOCK OPTION CONTRACT entered into as of July 1, 1996 between JACLYN, INC., a Delaware corporation (the "Company"), and Allan Ginsburg (the "Optionee").

                              W I T N E S S E T H:


           1. The Company, in accordance with the allotment made by the Stock Option Committee of the Company's Board of Directors (the "Committee") and subject to the terms and conditions of the 1990 Stock Option Plan of the Company (the "Plan"), grants to the Optionee an option to purchase an aggregate of 25,000 shares of the Common Stock, $1.00 par value per share, of the Company ("Common Stock") at an exercise price of $4.46875 per share, being at least equal to 110% of the fair market value of such shares of Common Stock on the date hereof. This option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), although the Company makes no representation or warranty as to such qualification.

           2. The term of this option shall be 5 years from the date hereof, subject to earlier termination as provided in the Plan. This option may be exercised commencing on the date hereof as to 22,377 shares of Common Stock subject hereto and as to an additional 2,623 shares of Common Stock on January 1, 1997. The right to purchase shares of Common Stock subject hereto shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased any time and from time to time thereafter, but not after the termination hereof. This option may be exercised by giving written notice to the Company at its principal office, presently 635 59th Street, West New York, New Jersey 07093, stating that the Optionee is exercising his incentive stock option, specifying the number of shares purchased (provided that not less than one hundred (100) shares may be purchased unless the number purchased is the total number of shares purchasable hereunder) and accompanied by payment of the aggregate purchase price therefor in accordance with Section 3 below. Notwithstanding any of the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

           3. The purchase price of shares purchased hereunder may be paid in cash (or by check) and/or, in the sole discretion of the Committee, (a) in the form of shares of Common Stock already owned by the Optionee valued, for the purpose of payment of the purchase price, at the fair market value of such previously owned shares of Common Stock determined in accordance with Section 5(d) of the Plan; and/or (b) one-tenth (1/10) of the purchase price in cash (or by check) and the balance by the issuance of a recourse promissory note, in form satisfactory to the Committee, and, in accordance with and subject to the terms and provisions of Section 7 of the Plan.

           4. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

           5. In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amounts incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

           6. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

           7. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

           8. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate
(a) (i) to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) to implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock, or (iii) to permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of this option or (b) if applicable, with regard to any other restriction, on the assignment, pledge, hypothecation or transfer of shares acquired upon the exercise of this option.

           9. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any parent or any of its subsidiaries, or interfere in any way with any right of the Company, any parent or its subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, any parent or any of its subsidiaries.

           10. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. In the event (a) the employment of the Optionee terminates, (b) of the disability of the Optionee, or (c) of the death of the Optionee, his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

           11. The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise of this option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as may be otherwise provided for by pursuant to the Plan.

           12. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

           13. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled to the Optionee's rights hereunder.

           14. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

           15. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision.

           16. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan. Without limiting the foregoing, the Committee, in its sole discretion, may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder and to this option as it shall deem appropriate, all in accordance with the provisions of the Plan.


           IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.


                                             JACLYN, INC.


                                             By:  /s/ Robert Chestnov
                                                 --------------------------
                                                  Title:  President

                                                  /s/ Allan Ginsburg
                                                 --------------------------
                                                  Allan Ginsburg, Optionee

                                                       77 Pine Terrace
                                                 --------------------------
                                                           Address

                                                     Demarest, NJ 07627
                                                 --------------------------

                             1990 STOCK OPTION PLAN
                    10% OWNER INCENTIVE STOCK OPTION CONTRACT



           THIS INCENTIVE STOCK OPTION CONTRACT entered into as of July 1, 1996 between JACLYN, INC., a Delaware corporation (the "Company"), and Howard Ginsburg (the "Optionee").

                              W I T N E S S E T H:


           1. The Company, in accordance with the allotment made by the Stock Option Committee of the Company's Board of Directors (the "Committee") and subject to the terms and conditions of the 1990 Stock Option Plan of the Company (the "Plan"), grants to the Optionee an option to purchase an aggregate of 25,000 shares of the Common Stock, $1.00 par value per share, of the Company ("Common Stock") at an exercise price of $4.46875 per share, being at least equal to 110% of the fair market value of such shares of Common Stock on the date hereof. This option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), although the Company makes no representation or warranty as to such qualification.

           2. The term of this option shall be 5 years from the date hereof, subject to earlier termination as provided in the Plan. This option may be exercised commencing on the date hereof as to 22,377 shares of Common Stock subject hereto and as to an additional 2,623 shares of Common Stock on January 1, 1997. The right to purchase shares of Common Stock subject hereto shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased any time and from time to time thereafter, but not after the termination hereof. This option may be exercised by giving written notice to the Company at its principal office, presently 635 59th Street, West New York, New Jersey 07093, stating that the Optionee is exercising his incentive stock option, specifying the number of shares purchased (provided that not less than one hundred (100) shares may be purchased unless the number purchased is the total number of shares purchasable hereunder) and accompanied by payment of the aggregate purchase price therefor in accordance with Section 3 below. Notwithstanding any of the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

           3. The purchase price of shares purchased hereunder may be paid in cash (or by check) and/or, in the sole discretion of the Committee, (a) in the form of shares of Common Stock already owned by the Optionee valued, for the purpose of payment of the purchase price, at the fair market value of such previously owned shares of Common Stock determined in accordance with Section 5(d) of the Plan; and/or (b) one-tenth (1/10) of the purchase price in cash (or by check) and the balance by the issuance of a recourse promissory note, in form satisfactory to the Committee, and, in accordance with and subject to the terms and provisions of Section 7 of the Plan.

           4. The Company may withhold cash and/or shares of Common Stock to be issued to the Optionee in the amount which the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.

           5. In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to him, the Optionee shall notify the Company thereof in writing within 30 days after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amounts incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

           6. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act.

           7. Notwithstanding anything herein to the contrary, if at any time the Committee shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

           8. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate
(a) (i) to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) to implement the provisions of the Plan or this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock, or (iii) to permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of this option or (b) if applicable, with regard to any other restriction, on the assignment, pledge, hypothecation or transfer of shares acquired upon the exercise of this option.

           9. Nothing in the Plan or herein shall confer upon the Optionee any right to continue in the employ of the Company, any parent or any of its subsidiaries, or interfere in any way with any right of the Company, any parent or its subsidiaries to terminate such employment at any time for any reason whatsoever without liability to the Company, any parent or any of its subsidiaries.

           10. The Company and the Optionee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. In the event (a) the employment of the Optionee terminates, (b) of the disability of the Optionee, or (c) of the death of the Optionee, his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

           11. The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise of this option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as may be otherwise provided for by pursuant to the Plan.

           12. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

           13. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled to the Optionee's rights hereunder.

           14. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

           15. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision.

           16. The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan. Without limiting the foregoing, the Committee, in its sole discretion, may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder and to this option as it shall deem appropriate, all in accordance with the provisions of the Plan.


           IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.


                                                  JACLYN, INC.


                                                  By: /s/ Robert Chestnov
                                                   -----------------------------
                                                       Title:  President

                                                      /s/ Howard Ginsburg
                                                   -----------------------------
                                                       Howard Ginsburg, Optionee

                                                   425 East 58th Street, Apt.19H
                                                   -----------------------------
                                                             Address

                                                       New York, NY 10022
                                                   -----------------------------



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